Exhibit 99.1

Hercules Receives a BBB+ Reaffirmed Investment Grade

Corporate Rating from Kroll Bond Rating Agency, Inc.

PALO ALTO, Calif., October 19, 2017—Hercules Capital, Inc. (NYSE: HTGC) (“Hercules” or the “Company”), the leading specialty financing provider to innovative venture growth stage companies backed by leading venture capital firms, today announced that Kroll Bond Rating Agency, Inc. (“KBRA”) has reaffirmed Hercules’ investment grade corporate rating of BBB+. KBRA issued a statement announcing the reaffirmation of the rating and stable outlook, as well as its underlying analysis.

“We are very pleased that KBRA has once again reaffirmed our BBB+ investment grade corporate rating,” stated Mark R. Harris, chief financial officer of Hercules. “Being one of the few BDCs with an investment grade rating is further validation of our leading originations platform coupled with our stringent underwriting standards, which provides us with access to both the debt and equity capital markets to support our ‘slow and steady’ growth strategy.”

The affirmed BBB+ rating reflects the Company’s focus on senior secured debt, positive asset quality performance, and appropriate leverage metrics. The ratings are also supported by Hercules’ proven access to the capital markets, its expertise in investing in venture-backed companies with strong growth potential as well as robust risk management and monitoring practices.

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $6.9 billion to over 380 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange (NYSE) under the ticker symbol “HTGC.” In addition, Hercules has one outstanding bond issuances of 6.25% Unsecured Notes due July 2024 (NYSE: HTGX)

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private

Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act.

The information disclosed in this press release is made as of the date hereof and reflects Hercules most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Hercules believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

650-433-5578 HT-HN

mhara@htgc.com

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